UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

KOS PHARMACEUTICALS, INC

(Exact name of registrant as specified in its charter)

FLORIDA	000-22171	65-0670898

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 CEDAR BROOK DRIVE
CRANBURY, NJ 08512-3618
(Address of principal executive offices)

609-495-0920
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 3, 2005, Kos Pharmaceuticals, Inc. (the “Company”) issued a press release regarding results for the fiscal 2005 first quarter, and held a related conference call to discuss these results. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01. REGULATION FD DISCLOSURE.

     The statement made by an officer of the Company on May 3, 2005, in an interview on CNBC, referring to an 8% increase in earnings guidance as a result of the Biovail transactions announced earlier today was intended to refer to revenue guidance and the Company expects fully diluted earnings per share in 2005 to be between $2.65-2.75 excluding any possible extraordinary charges or events.

     Certain statements in this Current Report on Form 8-K, including statements regarding the Company’s ability to generate enhanced revenue and earnings and projected 2005 financial outlook, and the Company’s increased expectations regarding revenue and earnings per share in future periods are forward-looking and are subject to risks and uncertainties which may cause actual results to differ materially from those projected in a forward-looking statement. These risks and uncertainties include, the Company’s ability to grow revenue and control expenses, the protection afforded by the Company’s patents and those related to the acquired products, ability to build awareness for Niaspan, Advicor, Azmacort and the newly acquired products within the medical community, the continued success of the alliances with Takeda, Merck KGaA, Oryx, Barr and Biovail, the continuing growth of the cardiovascular and respiratory markets, the Company’s ability to maintain its compliance with FDA regulations and standards without adversely affecting the Company’s manufacturing capability or ability to meet its production requirements or profit margins, attract and retain sales professionals and successfully integrate the sales force obtained from Biovail, ensure compliance with prescription drug sales and marketing laws and regulations, changes in the regulatory environment governing the Company’s compliance with the FDA, PTO, tax and competition issues, the ability of third party suppliers to the Company continuing to be able to perform their supply obligations, the effect of conditions in the pharmaceutical industry and the economy in general, as well as certain other risks. A more detailed discussion of risks attendant to the forward-looking statements included in this press release are set forth in the “Forward-Looking Information: Certain Cautionary Statements” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission, and in other reports filed with the SEC.

ITEM 8.01. OTHER EVENTS.

     On May 3, 2005, the Company issued a press release announcing that the Company entered into a strategic commercialization and research and development alliance with Biovail Corporation and/or certain of its affiliates, and held a related conference call to discuss the transaction. A copy of this press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     As described in Item 2.02 and 8.01 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of the Company dated May 3, 2005.

99.2	Press Release of the Company dated May 3, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOS PHARMACEUTICALS, INC.
By: /s/ Andrew I. Koven
Name:	Andrew I. Koven
Title:	Executive Vice President and General Counsel

Dated: May 3, 2005

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of the Company dated May 3, 2005.

99.2	Press Release of the Company dated May 3, 2005.

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